UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 18, 2003
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                  FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Delaware                        0-22624                05-0473908
       Delaware                        1-11432                05-0475617
       Delaware                        1-11436                22-3182164
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(State or other jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                              19061
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:       (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

ITEM 5. OTHER EVENTS

     On August 18, 2003, Foamex International Inc. issued a press release announcing that Foamex L.P. had closed a refinancing of its bank debt.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         Exhibit
         Number     Description
         -------    -----------

          4.15.1 Credit Agreement, dated as of August 18, 2003, among Foamex L.P. as a Borrower and Guarantor, Foamex International Inc., FMXI, Inc., Foamex Canada Inc., Foamex Capital Corporation, Foamex Latin America, Inc., Foamex Mexico, Inc., Foamex Mexico II, Inc., Foamex Asia, Inc. and Foamex Carpet Cushion LLC as Guarantors, the financial institutions party thereto from time to time as lenders and Bank of America, N.A. as the Administrative Agent.

          4.15.2    Pledge and Security Agreement,  dated as of August 18, 2003,
                    among   Foamex   L.P.   and  Bank  of   America,   N.A.   as
                    Administrative Agent.

          4.16.1 Credit Agreement, dated as of August 18, 2003, among Foamex L.P. as a Borrower and Guarantor, Foamex International Inc., FMXI, Inc., Foamex Canada Inc., Foamex Capital Corporation, Foamex Latin America, Inc., Foamex Mexico, Inc., Foamex Mexico II, Inc., Foamex Asia, Inc. and Foamex Carpet Cushion LLC as Guarantors, the financial institutions party thereto from time to time as lenders and Silver Point Finance, LLC as the Administrative Agent.

          4.16.2    Pledge and Security Agreement,  dated as of August 18, 2003,
                    among  Foamex  L.P.  and  Silver  Point   Finance,   LLC  as
                    Administrative Agent.

          4.17.1 Intercreditor Agreement, dated as of August 18, 2003, among Bank of America, N.A., as Senior Bank Agent and Senior Collateral Agent, Silver Point Finance, LLC, as Senior Term Loan B Agent and as future Senior Collateral Agent after a Discharge of Senior Bank Lender Claims has occurred, U.S. Bank National Association, as trustee and collateral agent under the Indenture referred to below, and Foamex L.P., a Delaware limited partnership.

          99.1 Press Release, dated August 18, 2003 issued by Foamex International Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2003

                                           FOAMEX INTERNATIONAL INC.

                                           By:      /s/  K. Douglas Ralph
                                                    ----------------------------
                                           Name:    K. Douglas Ralph
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer


                                           FOAMEX L.P.
                                           By:  FMXI, INC.
                                                its Managing General Partner

                                           By:      /s/  K. Douglas Ralph
                                                    ----------------------------
                                           Name:    K. Douglas Ralph
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer


                                           FOAMEX CAPITAL CORPORATION

                                           By:      /s/  K. Douglas Ralph
                                                    ----------------------------
                                           Name:    K. Douglas Ralph
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

          Exhibit
          Number    Description
          --------  -----------

          4.15.1 Credit Agreement, dated as of August 18, 2003, among Foamex L.P. as a Borrower and Guarantor, Foamex International Inc., FMXI, Inc., Foamex Canada Inc., Foamex Capital Corporation, Foamex Latin America, Inc., Foamex Mexico, Inc., Foamex Mexico II, Inc., Foamex Asia, Inc. and Foamex Carpet Cushion LLC as Guarantors, the financial institutions party thereto from time to time as lenders and Bank of America, N.A. as the Administrative Agent.

          4.15.2    Pledge and Security Agreement,  dated as of August 18, 2003,
                    among   Foamex   L.P.   and  Bank  of   America,   N.A.   as
                    Administrative Agent.

          4.16.1 Credit Agreement, dated as of August 18, 2003, among Foamex L.P. as a Borrower and Guarantor, Foamex International Inc., FMXI, Inc., Foamex Canada Inc., Foamex Capital Corporation, Foamex Latin America, Inc., Foamex Mexico, Inc., Foamex Mexico II, Inc., Foamex Asia, Inc. and Foamex Carpet Cushion LLC as Guarantors, the financial institutions party thereto from time to time as lenders and Silver Point Finance, LLC as the Administrative Agent.

          4.16.2    Pledge and Security Agreement,  dated as of August 18, 2003,
                    among  Foamex  L.P.  and  Silver  Point   Finance,   LLC  as
                    Administrative Agent.

          4.17.1 Intercreditor Agreement, dated as of August 18, 2003, among Bank of America, N.A., as Senior Bank Agent and Senior Collateral Agent, Silver Point Finance, LLC, as Senior Term Loan B Agent and as future Senior Collateral Agent after a Discharge of Senior Bank Lender Claims has occurred, U.S. Bank National Association, as trustee and collateral agent under the Indenture referred to below, and Foamex L.P., a Delaware limited partnership.

          99.1 Press Release, dated August 18, 2003 issued by Foamex International Inc.